UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2009

AGY HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-150749	20-0420637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2556 Wagener Road Aiken, South Carolina	28209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 434-0945

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment (this “Amendment”) to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by AGY Holding Corp., a Delaware (the “Company”) on June 16, 2009 (the “Original Form 8-K”) to provide the historical and pro forma financial information required pursuant to Item 9.01 of Form 8-K. All other items of the Original Form 8-K are unchanged and are incorporated herein by reference.

The financial statements and pro forma financial information described in Item 9.01 below should be read in conjunction with the Form 8-K and this Amendment.

ITEM 9.01	Financial Statements and Exhibits.

The following financial statements and pro forma financial information omitted from the Original Form 8-K in reliance upon Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K are filed herewith.

(a) Financial Statements of Business Acquired

The Report of Independent Registered Public Accounting Firm is hereby incorporated by reference to Exhibit 99.1.

The audited consolidated financial statements and the unaudited interim consolidated financial statements of Main Union Industrial Ltd., required to be filed pursuant to Item 9.01(a) of Form 8-K are included as Exhibit 99.1 of this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

The required pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is included as Exhibit 99.2 of this Current Report on Form 8-K/A.

(d) Exhibits

The following exhibits are being filed herewith:

99.1	Audited consolidated financial statements of Main Union Industrial Ltd., for the years ended December 31, 2007 and December 31, 2008 and unaudited consolidated financial statements of Main Union Industrial Ltd., for the three-month periods ended March 31, 2008 and March 31, 2009.

99.2	Unaudited pro forma combined financial statements of AGY Holding Corp, for the year ended December 31, 2008 and for the three-month period ended March 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AGY Holding Corp.

	By:	/s/ Douglas J. Mattscheck
Douglas J. Mattscheck
Date: August 26, 2009	Chief Executive Officer, President and Director

	By:	/s/ Wayne T. Byrne
Wayne T. Byrne
Date: August 26, 2009	Chief Financial Officer

EXHIBIT INDEX

99.1	Audited consolidated financial statements of Main Union Industrial Ltd., for the years ended December 31, 2007 and December 31, 2008 and unaudited consolidated financial statements of Main Union Industrial Ltd., for the three-month periods ended March 31, 2008 and March 31, 2009.

99.2	Unaudited pro forma combined financial statements of AGY Holding Corp, for the year ended December 31, 2008 and for the three-month period ended March 31, 2009.